Initial Public Offering	12 Months Ended
Mar. 31, 2021
Initial Public Offering [Abstract]
Initial Public Offering
3 INITIAL PUBLIC OFFERING
In December 2018, the Company consummated its initial public offering (“IPO”) on the New York Stock Exchange by issuing 4,834,910 American Depositary Shares (“ADS”) at the price of US$14.00 per ADS. Each ADS represents 25 Class A ordinary shares. Net proceeds raised by the Company amounted to approximately RMB389,356

(US$58,016) after deducting underwriting discounts and commissions and other offering expenses.
Immediately prior to the completion of the IPO, all classes of preferred shares of the Company were converted to Class A ordinary shares on a one-for-one
basis. All the convertible redeemable Class B ordinary shares of the Company then booked in mezzanine equity were re-designated
as Class A ordinary shares on a
one-for-one
basis. All the Class C ordinary shares of the Company were
re-designated
as Class B ordinary shares on a
one-for-one
basis.
Upon the completion of the IPO, holders of Class A ordinary shares and Class B ordinary shares have the same rights except for voting and conversion rights. Each Class A ordinary share is entitled to one vote, and each Class B ordinary share is entitled to 30 votes. Each Class B ordinary share is convertible into one Class A ordinary share at holder’s discretion while Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances. Upon any sale, transfer, assignment or disposition of any Class B ordinary shares by a holder to any non-affiliate
to such holder, each of such Class B ordinary shares will be automatically and immediately converted into one Class A ordinary share.